[AMERICAN EXPRESS LOGO]

                                                                AMERICAN EXPRESS
                                                                        PLATINUM
                                                            VARIABLE ANNUITY-SM-

Issued by:
American Enterprise Life Insurance Company


                              ANNUAL REPORT -- 2000

AMERICAN ENTERPRISE VARIABLE ANNUITY ACCOUNT - AMERICAN EXPRESS PLATINUM VARIABLE ANNUITY-SM-
--------------------------------------------------------------------------------

ANNUAL FINANCIAL INFORMATION

REPORT OF INDEPENDENT AUDITORS
THE BOARD OF DIRECTORS
AMERICAN ENTERPRISE LIFE INSURANCE COMPANY

We have audited the individual and combined statements of net assets of the segregated asset subaccounts of American Enterprise Variable Annuity Account -- American Express Platinum Variable Annuity-SM- (comprised of subaccounts ESI, EMS, EIA, EMG, EGD, ECA, EIN, EVA, EDS, ECO, ESR, EGS, EGC, EST, EPG, EPI, EPT, ECV, EIB and EBC) as of December 31, 2000, and the related statements of operations and the statements of changes in net assets for the periods indicated therein. These financial statements are the responsibility of the management of American Enterprise Life Insurance Company. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 2000 with the affiliated and unaffiliated mutual fund managers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the individual and combined financial position of the segregated asset subaccounts of American Enterprise Variable Annuity Account -- American Express Platinum Variable Annuity-SM- at December 31, 2000, and the individual and combined results of their operations and the changes in their net assets for the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

Ernst & Young LLP
Minneapolis, Minnesota
March 23, 2001


--------------------------------------------------------------------------------
                                                         ANNUAL REPORT -- 2000 1

AMERICAN ENTERPRISE VARIABLE ANNUITY ACCOUNT - AMERICAN EXPRESS PLATINUM VARIABLE ANNUITY-SM-
--------------------------------------------------------------------------------
STATEMENTS OF NET ASSETS

                                                                    SEGREGATED ASSET SUBACCOUNTS
                                                  ---------------------------------------------------------------------------
DECEMBER 31, 2000                                     ESI         EMS          EIA         EMG           EGD          ECA
ASSETS
Investments in shares of mutual funds and
 portfolios:
   at cost                                        $13,995,096   $5,547,201   $539,637   $14,144,637   $5,961,711   $4,623,040
                                                  ---------------------------------------------------------------------------
   at market value                                $13,079,538   $5,546,309   $489,318   $13,531,889   $5,711,046   $3,785,842
Dividends receivable                                   74,781       27,905      4,449            --           --           --
Accounts receivable from American Enterprise
 Life
   for contract purchase payments                      17,564           --      4,938        13,235       31,291       52,760
Receivable from mutual funds and portfolios for
 share redemptions                                         --           --         --            --           --        4,006
-----------------------------------------------------------------------------------------------------------------------------
Total assets                                       13,171,883    5,574,214    498,705    13,545,124    5,742,337    3,842,608
=============================================================================================================================
LIABILITIES
Payable to American Enterprise Life for:
   Mortality and expense risk fee                      12,991        5,797        517        13,361        5,623        3,577
   Issue and administrative fee                         1,559          696         62         1,603          676          429
   Contract terminations                                   --      105,913         --            --           --           --
Payable to mutual funds and portfolios for
 investments purchased                                     --           --         --            --           --       24,132
-----------------------------------------------------------------------------------------------------------------------------
Total liabilities                                      14,550      112,406        579        14,964        6,299       28,138
-----------------------------------------------------------------------------------------------------------------------------
Net assets applicable to contracts in
 accumulation period                               13,142,720    5,461,768    498,126    13,515,307    5,736,038    3,814,470
Net assets applicable to contracts in payment
 period                                                14,613           40         --        14,853           --           --
=============================================================================================================================
Total net assets                                  $13,157,333   $5,461,808   $498,126   $13,530,160   $5,736,038   $3,814,470
=============================================================================================================================
Accumulation units outstanding                      9,498,099    4,421,199    556,413     6,779,113    3,716,997    3,036,648
=============================================================================================================================
Net asset value per accumulation unit             $      1.38   $     1.24   $   0.90   $      1.99   $     1.54   $     1.26
=============================================================================================================================


                                                  -----------------------------------
DECEMBER 31, 2000                                     EIN         EVA          EDS
ASSETS
Investments in shares of mutual funds and
 portfolios:
   at cost                                        $4,909,176   $18,219,858   $926,022
                                                  -----------------------------------
   at market value                                $4,518,331   $16,489,965   $858,276
Dividends receivable                                      --            --         --
Accounts receivable from American Enterprise
 Life
   for contract purchase payments                      4,545        68,804         --
Receivable from mutual funds and portfolios for
 share redemptions                                     5,072        18,057        927
-------------------------------------------------------------------------------------
Total assets                                       4,527,948    16,576,826    859,203
=====================================================================================
LIABILITIES
Payable to American Enterprise Life for:
   Mortality and expense risk fee                      4,528        16,121        828
   Issue and administrative fee                          544         1,936         99
   Contract terminations                                  --            --         --
Payable to mutual funds and portfolios for
 investments purchased                                 1,398         3,212         --
-------------------------------------------------------------------------------------
Total liabilities                                      6,470        21,269        927
-------------------------------------------------------------------------------------
Net assets applicable to contracts in
 accumulation period                               4,521,478    16,555,545    858,276
Net assets applicable to contracts in payment
 period                                                   --            12         --
=====================================================================================
Total net assets                                  $4,521,478   $16,555,557   $858,276
=====================================================================================
Accumulation units outstanding                     3,509,583    11,388,451    842,833
=====================================================================================
Net asset value per accumulation unit             $     1.29   $      1.45   $   1.02
=====================================================================================

See accompanying notes to financial statements.


--------------------------------------------------------------------------------
2 AMERICAN EXPRESS PLATINUM VARIABLE ANNUITY

AMERICAN ENTERPRISE VARIABLE ANNUITY ACCOUNT - AMERICAN EXPRESS PLATINUM VARIABLE ANNUITY-SM-
--------------------------------------------------------------------------------
STATEMENTS OF NET ASSETS

                                                                            SEGREGATED ASSET SUBACCOUNTS
                                                  ----------------------------------------------------------------------------
DECEMBER 31, 2000 (CONTINUED)                       ECO         ESR        EGS      EGC         EST         EPG         EPI
------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments in shares of mutual funds and
 portfolios:
   at cost                                        $24,612   $509,854   $248,680   $733,063   $285,056   $8,523,592   $180,116
                                                  ---------------------------------------------------------------------------
   at market value                                $24,857   $456,409   $231,056   $675,912   $281,205   $8,319,432   $187,255
Dividends receivable                                   --         --         --         --         --           --         --
Accounts receivable from American Enterprise
 Life
   for contract purchase payments                      --         --         --         --         --       13,347         --
Receivable from mutual funds and portfolios for
 share redemptions                                     28        482        252        732        307        9,079        213
-----------------------------------------------------------------------------------------------------------------------------
Total assets                                       24,885    456,891    231,308    676,644    281,512    8,341,858    187,468
=============================================================================================================================
LIABILITIES
Payable to American Enterprise Life for:
   Mortality and expense risk fee                      25        430        225        654        274        8,106        190
   Issue and administrative fee                         3         52         27         78         33          973         23
   Contract terminations                               --         --         --         --         --           --         --
Payable to mutual funds and portfolios for
 investments purchased                                 --         --         --         --         --        2,157         --
-----------------------------------------------------------------------------------------------------------------------------
Total liabilities                                      28        482        252        732        307       11,236        213
-----------------------------------------------------------------------------------------------------------------------------
Net assets applicable to contracts in
 accumulation period                               24,857    456,409    231,056    675,912    281,205    8,330,622    187,255
Net assets applicable to contracts in payment
 period                                                --         --         --         --         --           --         --
=============================================================================================================================
Total net assets                                  $24,857   $456,409   $231,056   $675,912   $281,205   $8,330,622   $187,255
=============================================================================================================================
Accumulation units outstanding                     20,356    423,337    155,213    679,999    268,097    6,615,802    173,698
=============================================================================================================================
Net asset value per accumulation unit             $  1.22   $   1.08   $   1.49   $   0.99   $   1.05   $   1.26     $   1.08
=============================================================================================================================


                                                  -------      COMBINED
                                                    EPT    VARIABLE ACCOUNT
ASSETS
Investments in shares of mutual funds and
 portfolios:
   at cost                                        $621,415   $79,992,766
------------------------------------------------------------------------
   at market value                                $555,878   $74,742,518
Dividends receivable                                    --       107,135
Accounts receivable from American Enterprise
 Life
   for contract purchase payments                   17,402       223,886
Receivable from mutual funds and portfolios for
 share redemptions                                     577        39,732
------------------------------------------------------------------------
Total assets                                       573,857    75,113,271
========================================================================
LIABILITIES
Payable to American Enterprise Life for:
   Mortality and expense risk fee                      515        73,762
   Issue and administrative fee                         62         8,855
   Contract terminations                                --       105,913
Payable to mutual funds and portfolios for
 investments purchased                              10,056        40,955
------------------------------------------------------------------------
Total liabilities                                   10,633       229,485
------------------------------------------------------------------------
Net assets applicable to contracts in
 accumulation period                               563,224    74,854,268
Net assets applicable to contracts in payment
 period                                                 --        29,518
========================================================================
Total net assets                                  $563,224   $74,883,786
========================================================================
Accumulation units outstanding                     402,506
==========================================================
Net asset value per accumulation unit             $   1.40
==========================================================

See accompanying notes to financial statements.


--------------------------------------------------------------------------------
                                                         ANNUAL REPORT -- 2000 3

AMERICAN ENTERPRISE VARIABLE ANNUITY ACCOUNT - AMERICAN EXPRESS PLATINUM VARIABLE ANNUITY-SM-
--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS

                                                                              SEGREGATED ASSET SUBACCOUNTS
                                                   --------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2000                          ESI            EMS          EIA           EMG            EGD            ECA
INVESTMENT INCOME
Dividend income from mutual funds and portfolios   $ 825,516    $    179,282    $ 24,123    $ 1,164,243    $   419,746    $ 100,534
------------------------------------------------------------------------------------------------------------------------------------
Expenses:
   Mortality and expense risk fee                    149,013          38,688       2,812        164,914         63,392       21,419
   Administrative charge                              17,784           4,620         338         19,790          7,607        2,572
Total expenses                                       166,797          43,308       3,150        184,704         70,999       23,991
------------------------------------------------------------------------------------------------------------------------------------
Investment income (loss)--net                        658,719         135,974      20,973        979,539        348,747       76,543
====================================================================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS -- NET
Realized gain (loss) on sales of investments in
 mutual funds and portfolios:
   Proceeds from sales                               763,785      19,237,234      65,826      1,105,815        476,883      469,623
   Cost of investments sold                          829,594      19,253,821      72,487      1,025,033        404,347      468,339
------------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments              (65,809)        (16,587)     (6,661)        80,782         72,536        1,284
Net change in unrealized appreciation or
 depreciation of investments                         (92,908)           (891)    (50,312)    (1,592,346)    (1,137,292)    (846,955)
------------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                      (158,717)        (17,478)    (56,973)    (1,511,564)    (1,064,756)    (845,671)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
 from operations                                   $ 500,002    $    118,496    $(36,000)   $  (532,025)   $  (716,009)   $(769,128)
====================================================================================================================================

                                                   -----------------------------------------------
YEAR ENDED DECEMBER 31, 2000                            EIN            EVA         EDS        ECO
INVESTMENT INCOME
Dividend income from mutual funds and portfolios   $   306,647    $   738,945    $ 10,234    $   2
--------------------------------------------------------------------------------------------------
Expenses:
   Mortality and expense risk fee                       62,827        175,408       6,787      114
   Administrative charge                                 7,543         21,059         815       14
--------------------------------------------------------------------------------------------------
Total expenses                                          70,370        196,467       7,602      128
--------------------------------------------------------------------------------------------------
Investment income (loss)-- net                         236,277        542,478       2,632     (126)
==================================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS -- NET
Realized gain (loss) on sales of investments in
 mutual funds and portfolios:
   Proceeds from sales                                 311,950        545,100      44,407      608
   Cost of investments sold                            262,341        502,495      44,598      641
--------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                 49,609         42,605        (191)     (33)
Net change in unrealized appreciation or
 depreciation of investments                        (1,895,511)    (3,424,581)    (71,257)     139
--------------------------------------------------------------------------------------------------
Net gain (loss) on investments                      (1,845,902)    (3,381,976)    (71,448)     106
--------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
 from operations                                   $(1,609,625)   $(2,839,498)   $(68,816)   $ (20)
==================================================================================================

See accompanying notes to financial statements.


--------------------------------------------------------------------------------
4 AMERICAN EXPRESS PLATINUM VARIABLE ANNUITY

AMERICAN ENTERPRISE VARIABLE ANNUITY ACCOUNT - AMERICAN EXPRESS PLATINUM VARIABLE ANNUITY-SM-
-------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS

                                                                                  SEGREGATED ASSET SUBACCOUNTS
                                                   ---------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2000 (CONTINUED)               ESR         EGS        EGC         EST        EPG           EPI       EPT
INVESTMENT INCOME
Dividend income from mutual funds and portfolios   $  3,705    $  8,574    $  9,627    $ 8,935    $ 634,100    $  2,461    $  1,181
------------------------------------------------------------------------------------------------------------------------------------
Expenses:
   Mortality and expense risk fee                     3,410       1,480       4,060      2,200       83,388         528       3,341
   Administrative charge                                409         178         488        264       10,011          63         401
------------------------------------------------------------------------------------------------------------------------------------
Total expenses                                        3,819       1,658       4,548      2,464       93,399         591       3,742
------------------------------------------------------------------------------------------------------------------------------------
Investment income (loss)--net                          (114)      6,916       5,079      6,471      540,701       1,870      (2,561)
====================================================================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS -- NET
Realized gain (loss) on sales of investments in
 mutual funds and portfolios:
   Proceeds from sales                               16,802       1,970      32,359      3,760      348,674      11,266      18,150
   Cost of investments sold                          17,098       2,157      33,457      3,866      381,891      11,395      18,356
------------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                (296)       (187)     (1,098)      (106)     (33,217)       (129)       (206)
Net change in unrealized appreciation or
 depreciation of investments                        (55,497)    (17,988)    (58,112)    (3,965)      48,627       6,978     (65,814)
------------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                      (55,793)    (18,175)    (59,210)    (4,071)      15,410       6,849     (66,020)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
 from operations                                   $(55,907)   $(11,259)   $(54,131)   $ 2,400    $ 556,111    $  8,719    $(68,581)
====================================================================================================================================


                                                   ---------------------------------      COMBINED
YEAR ENDED DECEMBER 31, 2000 (CONTINUED)              ECV(1)      EIB(1)     EBC(1)   VARIABLE ACCOUNT
INVESTMENT INCOME
Dividend income from mutual funds and portfolios   $     --    $    400    $    162    $  4,438,417
------------------------------------------------------------------------------------------------------
Expenses:
   Mortality and expense risk fee                       367          73          93         784,314
   Administrative charge                                 44           9          11          94,020
------------------------------------------------------------------------------------------------------
Total expenses                                          411          82         104         878,334
------------------------------------------------------------------------------------------------------
Investment income (loss)-- net                         (411)        318          58       3,560,083
======================================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS -- NET
Realized gain (loss) on sales of investments in
 mutual funds and portfolios:
   Proceeds from sales                               66,551      23,380      26,358      23,570,501
   Cost of investments sold                          66,772      24,873      25,752      23,449,313
------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                (221)     (1,493)        606         121,188
Net change in unrealized appreciation or
 depreciation of investments                              3        (335)        (57)     (9,258,074)
------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                         (218)     (1,828)        549      (9,136,886)
------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
 from operations                                   $   (629)   $ (1,510)   $    607    $ (5,576,803)
======================================================================================================

(1) Subaccounts ECV, EIB and EBC became inactive as of Dec. 5, 2000.

See accompanying notes to financial statements.


--------------------------------------------------------------------------------
                                                         ANNUAL REPORT -- 2000 5

AMERICAN ENTERPRISE VARIABLE ANNUITY ACCOUNT - AMERICAN EXPRESS PLATINUM VARIABLE ANNUITY-SM-
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                                            SEGREGATED ASSET SUBACCOUNTS
                                                  ------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2000                           ESI             EMS           EIA         EMG              EGD
OPERATIONS
Investment income (loss)-- net                    $    658,719    $   135,974    $  20,973    $    979,539    $   348,747
Net realized gain (loss) on investments                (65,809)       (16,587)      (6,661)         80,782         72,536
Net change in unrealized appreciation or
 depreciation of investments                           (92,908)          (891)     (50,312)     (1,592,346)    (1,137,292)
--------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
 from operations                                       500,002        118,496      (36,000)       (532,025)      (716,009)
==========================================================================================================================
CONTRACT TRANSACTIONS
Contract purchase payments                           1,127,304      5,658,273      326,400       1,208,930      1,763,702
Net transfers(1)                                     1,618,613       (995,418)     248,696       1,462,595      1,381,484
Annuity payments                                          (212)            --           --            (338)            --
Contract terminations:
   Surrender benefits and contract charges            (791,854)      (378,581)      (2,866)       (874,865)      (362,293)
   Death benefits                                     (116,821)       (54,981)     (45,830)       (124,332)       (15,459)
--------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions       1,837,030      4,229,293      526,400       1,671,990      2,767,434
--------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                     10,820,301      1,114,019        7,726      12,390,195      3,684,613
--------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                         $ 13,157,333    $ 5,461,808    $ 498,126    $ 13,530,160    $ 5,736,038
==========================================================================================================================
ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year               8,126,599        941,161        7,716       5,985,403      2,140,748
Contract purchase payments                             861,621      4,705,351      341,583         586,982      1,023,688
Net transfers(1)                                     1,214,069       (825,952)     263,592         705,526        781,895
Contract terminations:
   Surrender benefits and contract charges            (617,438)      (353,020)      (3,062)       (437,837)      (219,967)
   Death benefits                                      (86,752)       (46,341)     (53,416)        (60,961)        (9,367)
--------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                     9,498,099      4,421,199      556,413       6,779,113      3,716,997
==========================================================================================================================

                                                  ---------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2000                            ECA           EIN             EVA           EDS          ECO
OPERATIONS
Investment income (loss)-- net                    $    76,543    $   236,277    $    542,478    $   2,632    $   (126)
Net realized gain (loss) on investments                 1,284         49,609          42,605         (191)        (33)
Net change in unrealized appreciation or
 depreciation of investments                         (846,955)    (1,895,511)     (3,424,581)     (71,257)        139
----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
 from operations                                     (769,128)    (1,609,625)     (2,839,498)     (68,816)        (20)
======================================================================================================================
CONTRACT TRANSACTIONS
Contract purchase payments                          2,834,957        696,388       6,093,634      578,143      23,075
Net transfers(1)                                    1,734,526        351,915       4,613,207      207,457         760
Annuity payments                                           --             --              --           --          --
Contract terminations:
   Surrender benefits and contract charges            (66,825)      (337,370)       (916,020)     (10,494)       (105)
   Death benefits                                          --        (33,215)        (93,774)          --          --
----------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions      4,502,658        677,718       9,697,047      775,106      23,730
----------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                        80,940      5,453,385       9,698,008      151,986       1,147
----------------------------------------------------------------------------------------------------------------------
Net assets at end of year                         $ 3,814,470    $ 4,521,478    $ 16,555,557    $ 858,276    $ 24,857
======================================================================================================================
ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year                 56,612      3,074,254       5,637,595      134,584       1,007
Contract purchase payments                          1,956,362        439,809       3,621,414      530,748      18,769
Net transfers(1)                                    1,145,256        244,526       2,756,099      187,434         669
Contract terminations:
   Surrender benefits and contract charges           (121,582)      (227,374)       (568,924)      (9,933)        (89)
   Death benefits                                          --        (21,632)        (57,733)          --          --
----------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                    3,036,648      3,509,583      11,388,451      842,833      20,356
======================================================================================================================

(1) Includes transfer activity from (to) other subacounts and transfers from
(to) American Enterprise Life's fixed account.

See accompanying notes to financial statements.


--------------------------------------------------------------------------------
6 AMERICAN EXPRESS PLATINUM VARIABLE ANNUITY

AMERICAN ENTERPRISE VARIABLE ANNUITY ACCOUNT - AMERICAN EXPRESS PLATINUM VARIABLE ANNUITY-SM-
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                                               SEGREGATED ASSET SUBACCOUNTS
                                                  ----------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2000 (CONTINUED)              ESR          EGS         EGC         EST            EPG           EPI
OPERATIONS
Investment income (loss)-- net                    $    (114)   $   6,916    $   5,079    $   6,471    $   540,701    $   1,870
Net realized gain (loss) on investments                (296)        (187)      (1,098)        (106)       (33,217)        (129)
Net change in unrealized appreciation or
 depreciation of investments                        (55,497)     (17,988)     (58,112)      (3,965)        48,627        6,978
------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
 from operations                                    (55,907)     (11,259)     (54,131)       2,400        556,111        8,719
==============================================================================================================================
CONTRACT TRANSACTIONS
Contract purchase payments                           84,742      169,315      494,446       72,729      1,672,799      161,954
Net transfers(2)                                    278,768       71,803      207,246      164,028      1,560,008       13,639
Annuity payments                                         --           --           --           --             --           --
Contract terminations:
   Surrender benefits and contract charges           (2,635)        (209)      (8,958)      (3,474)      (524,588)      (4,160)
   Death benefits                                        --           --           --           --        (16,684)          --
------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions      360,875      240,909      692,734      233,283      2,691,535      171,433
------------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                     151,441        1,406       37,309       45,522      5,082,976        7,103
------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                         $ 456,409    $ 231,056    $ 675,912    $ 281,205    $ 8,330,622    $ 187,255
==============================================================================================================================
ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year              123,239          979       33,766       43,929      4,302,357        6,583
Contract purchase payments                           70,730      107,583      462,734       70,318      1,446,353      158,388
Net transfers(2)                                    231,567       46,795      192,190      157,180      1,330,062       12,629
Contract terminations:
   Surrender benefits and contract charges           (2,199)        (144)      (8,691)      (3,330)      (449,135)      (3,902)
   Death benefits                                        --           --           --           --        (13,835)          --
------------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                    423,337      155,213      679,999      268,097      6,615,802      173,698
==============================================================================================================================


                                                                                                      COMBINED
                                                  ---------------------------------------------
YEAR ENDED DECEMBER 31, 2000 (CONTINUED)               EPT        ECV(1)     EIB(1)     EBC(1)     VARIABLE ACCOUNT
OPERATIONS
Investment income (loss) -- net                   $  (2,561)   $   (411)   $   318    $     58    $  3,560,083
Net realized gain (loss) on investments                (206)       (221)    (1,493)        606         121,188
Net change in unrealized appreciation or
 depreciation of investments                        (65,814)          3       (335)        (57)     (9,258,074)
-------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
 from operations                                    (68,581)       (629)    (1,510)        607      (5,576,803)
===================================================================================================================
CONTRACT TRANSACTIONS
Contract purchase payments                          339,856      44,737      4,194      10,422      23,366,000
Net transfers(2)                                    298,804     (45,149)    (3,843)    (11,915)     13,157,224
Annuity payments                                         --          --         --          --            (550)
Contract terminations:
   Surrender benefits and contract charges           (8,269)         (1)      (218)       (204)     (4,293,989)
   Death benefits                                        --          --         --          --        (501,096)
-------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions      630,391        (413)       133      (1,697)     31,727,589
-------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                       1,414       1,042      1,377       1,090      48,733,000
-------------------------------------------------------------------------------------------------------------------
Net assets at end of year                         $ 563,224    $     --    $    --    $     --    $ 74,883,786
===================================================================================================================
ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year                  955       1,050      1,008         985
Contract purchase payments                          221,016      45,547      3,199       9,386
Net transfers(2)                                    185,877     (46,596)    (4,014)    (10,193)
Contract terminations:
   Surrender benefits and contract charges           (5,342)         (1)      (193)       (178)
   Death benefits                                        --          --         --          --
-------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                    402,506          --         --          --
===================================================================================================================

(1) Subaccounts ECV, EIB and EBC became inactive as of Dec. 5, 2000.

(2) Includes transfer activity from (to) other subacounts and transfers from
(to) American Enterprise Life's fixed account.

See accompanying notes to financial statements.


--------------------------------------------------------------------------------
                                                         ANNUAL REPORT -- 2000 7

AMERICAN ENTERPRISE VARIABLE ANNUITY ACCOUNT - AMERICAN EXPRESS PLATINUM VARIABLE ANNUITY-SM-
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                                               SEGREGATED ASSET SUBACCOUNTS
                                                  ----------------------------------------------------------------------------------
PERIOD ENDED DECEMBER 31, 1999                         ESI             EMS        EIA(1)        EMG              EGD         ECA(1)
OPERATIONS
Investment income (loss) -- net                   $    509,375    $    34,572    $ 1,034    $    629,710    $        17    $  1,078
Net realized gain (loss) on investments                (38,416)            (6)      (655)         31,804         24,584          18
Net change in unrealized appreciation or
 depreciation of investments                          (431,444)            (4)        (7)        705,266        694,325       9,757
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
 from operations                                        39,515         34,562        372       1,366,780        718,926      10,853
====================================================================================================================================
CONTRACT TRANSACTIONS
Contract purchase payments                           2,364,485        327,820      5,191       1,698,764      1,253,933      63,183
Net transfers(2)                                     1,661,343        920,070      2,163       1,651,501        409,913       6,962
Annuity payments                                          (143)            --         --            (257)            --          --
Contract terminations:
   Surrender benefits and contract charges            (643,436)    (1,027,233)        --        (777,693)      (132,862)        (58)
   Death benefits                                     (155,072)            --         --        (113,085)       (30,780)         --
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions       3,227,177        220,657      7,354       2,459,230      1,500,204      70,087
------------------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                      7,553,609        858,800         --       8,564,185      1,465,483          --
------------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                         $ 10,820,301    $ 1,114,019    $ 7,726    $ 12,390,195    $ 3,684,613    $ 80,940
====================================================================================================================================
ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year               5,688,915        749,301         --       4,684,466      1,108,323          --
Contract purchase payments                           1,802,413        279,813      5,303         906,505        882,440      51,342
Net transfers(2)                                     1,255,338        788,973      2,413         874,349        288,019       5,312
Contract terminations:
   Surrender benefits and contract charges            (503,166)      (876,926)        --        (420,370)      (117,217)        (42)
   Death benefits                                     (116,901)            --         --         (59,547)       (20,817)         --
------------------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                     8,126,599        941,161      7,716       5,985,403      2,140,748      56,612
====================================================================================================================================

                                                  -------------------------------------------------
PERIOD ENDED DECEMBER 31, 1999                         EIN            EVA         EDS(1)     ECO(1)
OPERATIONS
Investment income (loss) -- net                   $   152,055    $    79,055    $    463   $    (3)
Net realized gain (loss) on investments                26,595         16,902          --        --
Net change in unrealized appreciation or
 depreciation of investments                        1,481,886      1,432,915       3,511       106
--------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
 from operations                                    1,660,536      1,528,872       3,974       103
==================================================================================================
CONTRACT TRANSACTIONS
Contract purchase payments                            758,332      3,650,384     142,702     1,045
Net transfers(2)                                    2,229,314      2,416,621       5,310        (1)
Annuity payments                                           --             --          --        --
Contract terminations:
   Surrender benefits and contract charges           (166,663)      (259,654)         --        --
   Death benefits                                     (32,329)       (27,190)         --        --
---------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions      2,788,654      5,780,161     148,012     1,044
---------------------------------------------------------------------------------------------------
Net assets at beginning of year                     1,004,195      2,388,975          --        --
---------------------------------------------------------------------------------------------------
Net assets at end of year                         $ 5,453,385    $ 9,698,008    $151,986   $ 1,147
===================================================================================================
ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year                865,556      1,778,901          --        --
Contract purchase payments                            631,584      2,548,626     127,388     1,007
Net transfers(2)                                    1,736,653      1,606,765       7,196        --
Contract terminations:
   Surrender benefits and contract charges           (135,134)      (278,884)         --        --
   Death benefits                                     (24,405)       (17,813)         --        --
---------------------------------------------------------------------------------------------------
Units outstanding at end of year                    3,074,254      5,637,595     134,584     1,007
===================================================================================================

(1) For the period Aug. 26, 1999 (commencement of operations) to Dec. 31, 1999.

(2) Includes transfer activity from (to) other subaccounts and transfers from
(to) American Enterprise Life's fixed account.

See accompanying notes to financial statements.


--------------------------------------------------------------------------------
8 AMERICAN EXPRESS PLATINUM VARIABLE ANNUITY

AMERICAN ENTERPRISE VARIABLE ANNUITY ACCOUNT - AMERICAN EXPRESS PLATINUM VARIABLE ANNUITY-SM-
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                                            SEGREGATED ASSET SUBACCOUNTS
                                                  --------------------------------------------------------------------------------
PERIOD ENDED DECEMBER 31, 1999 (CONTINUED)           ESR(1)     EGS(1)     EGC(1)     EST(1)        EPG          EPI(1)     EPT(1)
OPERATIONS
Investment income (loss)-- net                    $  4,856   $    (2)   $    (15)   $    (21)   $    78,511    $    (9)   $   96
Net realized gain (loss) on investments                  1         1          --          --         (6,058)        --         1
Net change in unrealized appreciation or
 depreciation of investments                         2,052       364         961         114       (265,626)       161       277
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
 from operations                                     6,909       363         946          93       (193,173)       152       374
==================================================================================================================================
CONTRACT TRANSACTIONS
Contract purchase payments                         143,947     1,043      32,328      45,429      2,903,937      6,951     1,040
Net transfers(2)                                       585        --       4,035          --      2,189,715         --        --
Annuity payments                                        --        --          --          --             --         --        --
Contract terminations:
   Surrender benefits and contract charges              --        --          --          --        (79,588)        --        --
   Death benefits                                       --        --          --          --        (20,046)        --        --
----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions     144,532     1,043      36,363      45,429      4,994,018      6,951     1,040
----------------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                         --        --          --          --        282,131         --        --
----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                         $151,441   $ 1,406    $ 37,309    $ 45,522    $ 5,082,976    $ 7,103    $1,414
==================================================================================================================================
ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year                  --        --          --          --        238,893         --        --
Contract purchase payments                         119,943       979      30,096      43,929      2,446,691      6,583       955
Net transfers(2)                                     3,296        --       3,671          --      1,788,367         --        --
Contract terminations:
   Surrender benefits and contract charges              --        --          --          --       (155,678)        --        --
   Death benefits                                       --        --          --          --        (15,916)        --        --
----------------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                   123,239       979      33,766      43,929      4,302,357      6,583       955
==================================================================================================================================

                                                  ------------------------------     COMBINED
PERIOD ENDED DECEMBER 31, 1999 (CONTINUED)          ECV(1)      EIB(1)    EBC(1)  VARIABLE ACCOUNT
OPERATIONS
Investment income (loss)-- net                    $    (5)   $    (6)   $    (5)   $  1,490,756
Net realized gain (loss) on investments                --          1         --          54,772
Net change in unrealized appreciation or
 depreciation of investments                           (3)       335         57       3,635,003
--------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
 from operations                                       (8)       330         52       5,180,531
==================================================================================================
CONTRACT TRANSACTIONS
Contract purchase payments                          1,050      1,047      1,038      13,403,649
Net transfers(2)                                       --         --         --      11,497,531
Annuity payments                                       --         --         --            (400)
Contract terminations:
   Surrender benefits and contract charges             --         --         --      (3,087,187)
   Death benefits                                      --         --         --        (378,502)
--------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions      1,050      1,047      1,038      21,435,091
--------------------------------------------------------------------------------------------------
Net assets at beginning of year                        --         --         --      22,117,378
--------------------------------------------------------------------------------------------------
Net assets at end of year                         $ 1,042    $ 1,377    $ 1,090    $ 48,733,000
==================================================================================================
ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year                 --         --         --
Contract purchase payments                          1,050      1,008        985
Net transfers(2)                                       --         --         --
Contract terminations:
   Surrender benefits and contract charges             --         --         --
   Death benefits                                      --         --         --
--------------------------------------------------------------------------------
Units outstanding at end of year                    1,050      1,008        985
================================================================================

(1) For the period Aug. 26, 1999 (commencement of operations) to Dec. 31, 1999.

(2) Includes transfer activity from (to) other subaccounts and transfers from
(to) American Enterprise Life's fixed account.

See accompanying notes to financial statements.


-------------------------------------------------------------------------------
                                                        ANNUAL REPORT -- 2000 9

AMERICAN ENTERPRISE VARIABLE ANNUITY ACCOUNT - AMERICAN EXPRESS PLATINUM VARIABLE ANNUITY-SM-
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION
American Enterprise Variable Annuity Account (the Account) was established under Indiana law on July 15, 1987 and the subaccounts are registered together as a single unit investment trust of American Enterprise Life Insurance Company (American Enterprise Life) under the Investment Company Act of 1940, as amended (the 1940 Act). Operations of the Account commenced on Feb. 21, 1995.

The Account is comprised of various subaccounts. Each subaccount invests exclusively in shares of the following mutual funds or portfolios (collectively, the Funds), which are registered under the 1940 Act as diversified, open-end management investment companies and have the following investment managers.

SUBACCOUNT      INVESTS EXCLUSIVELY IN SHARES OF                                      INVESTMENT MANAGER
------------------------------------------------------------------------------------------------------------------------
ESI             AXP-Registered Trademark-
                 Variable Portfolio - Bond Fund                                       IDS Life Insurance Company(1)
EMS             AXP-Registered Trademark-
                 Variable Portfolio - Cash Management Fund                            IDS Life Insurance Company(1)
EIA             AXP-Registered Trademark-
                 Variable Portfolio - Extra Income Fund                               IDS Life Insurance Company(1)
EMG             AXP-Registered Trademark-
                 Variable Portfolio - Managed Fund                                    IDS Life Insurance Company(1)
EGD             AXP-Registered Trademark-
                 Variable Portfolio - New Dimensions Fund-Registered Trademark-       IDS Life Insurance Company(1)
ECA             AIM V.I. Capital Appreciation Fund                                    A I M Advisors, Inc.
EIN             AIM V.I. International Equity Fund                                    A I M Advisors, Inc.
EVA             AIM V.I. Value Fund                                                   A I M Advisors, Inc.
EDS             Dreyfus VIF Disciplined Stock Portfolio                               The Dreyfus Corporation
ECO             Dreyfus VIF Small Company Stock Portfolio                             The Dreyfus Corporation
ESR             The Dreyfus Socially Responsible
                 Growth Fund, Inc. - Initial Share Class                              The Dreyfus Corporation(2)
EGS             Oppenheimer Global Securities Fund/VA                                 OppenheimerFunds, Inc.
EGC             Oppenheimer Main Street Growth & Income Fund/VA                       OppenheimerFunds, Inc.
EST             Oppenheimer Strategic Bond Fund/VA                                    OppenheimerFunds, Inc.
EPG             Putnam VT Growth and Income Fund - Class IB Shares                    Putnam Investment Management, LLC
EPI             Putnam VT International Growth and Income Fund - Class IB Shares      Putnam Investment Management, LLC
EPT             Putnam VT Vista Fund - Class IB Shares                                Putnam Investment Management, LLC
ECV(3)          Wright Catholic Values Equity Investment Portfolio                    Wright Investors' Service, LLC
EIB(3)          Wright International Blue Chip Portfolio                              Wright Investors' Service, LLC
EBC(3)          Wright Selected Blue Chip Portfolio                                   Wright Investors' Service, LLC
------------------------------------------------------------------------------------------------------------------------

(1) American Express Financial Corporation (AEFC) is the investment adviser.
(2) NCM Capital Management Group, Inc. is the sub-investment adviser.
(3) Subaccounts ECV, EIB and EBC became inactive as of Dec. 5, 2000.

The assets of each subaccount of the Account are not chargeable with liabilities arising out of the business conducted by any other segregated asset account or by American Enterprise Life.

American Enterprise Life issues the contracts that are distributed by banks and financial institutions either directly or through a network of third-party marketers.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
INVESTMENTS IN THE FUNDS
Investments in shares of the Funds are stated at market value which is the net asset value per share as determined by the respective Funds. Investment transactions are accounted for on the date the shares are purchased and sold. The cost of investments sold and redeemed is determined on the average cost method. Dividend distributions received from the Funds are reinvested in additional shares of the Funds and are recorded as income by the subaccounts on the ex-dividend date.

Unrealized appreciation or depreciation of investments in the accompanying financial statements represents the subaccounts' share of the Funds' undistributed net investment income, undistributed realized gain or loss and the unrealized appreciation or depreciation on their investment securities.


--------------------------------------------------------------------------------
10 AMERICAN EXPRESS PLATINUM VARIABLE ANNUITY

AMERICAN ENTERPRISE VARIABLE ANNUITY ACCOUNT - AMERICAN EXPRESS PLATINUM VARIABLE ANNUITY-SM-
--------------------------------------------------------------------------------
USE OF ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

FEDERAL INCOME TAXES
American Enterprise Life is taxed as a life insurance company. The Account is treated as part of American Enterprise Life for federal income tax purposes. Under existing federal income tax law, no income taxes are payable with respect to any investment income of the Account.

3. MORTALITY AND EXPENSE RISK FEE
American Enterprise Life makes contractual assurances to the Account that possible future adverse changes in administrative expenses and mortality experience of the contract owners and annuitants will not affect the Account. The mortality and expense risk fee paid to American Enterprise Life is computed daily and is equal, on an annual basis, to 1.25% of the average daily net assets of the subaccounts.

4. ADMINISTRATIVE CHARGE
American Enterprise Life deducts a daily charge equal, on an annual basis, to 0.15% of the average daily net assets of each subaccount as an administrative charge. This charge covers certain administrative and operating expenses of the subaccounts incurred by American Enterprise Life such as accounting, legal and data processing fees, and expenses involved in the preparation and distribution of reports and prospectuses. This charge cannot be increased.

5. CONTRACT ADMINISTRATIVE CHARGE
American Enterprise Life deducts a contract administrative charge of $30 per year on each contract anniversary. This charge cannot be increased and does not apply after annuity payouts begin. American Enterprise Life does not expect to profit from this charge. This charge reimburses American Enterprise Life for expenses incurred in establishing and maintaining the annuity records. This charge is waived when the contract value is $50,000 or more on the current contract anniversary. The $30 annual charge is deducted at the time of any full withdrawal.

6. WITHDRAWAL CHARGE
American Enterprise Life will use a withdrawal charge to help it recover certain expenses relating to the sale of the annuity. The withdrawal charge is deducted for withdrawals up to the first seven payment years following a purchase payment. Charges by American Enterprise Life for withdrawals are not identified on an individual segregated asset account basis. Charges for all segregated asset accounts amounted to $662,606 in 2000 and $479,554 in 1999. Such charges are not treated as a separate expense of the subaccounts. They are ultimately deducted from contract withdrawal benefits paid by American Enterprise Life. This charge is waived if the withdrawal meets certain provisions as stated in the contract.

7. INVESTMENT IN SHARES
The subaccounts' investments in shares of the Funds as of Dec. 31, 2000 were as follows:

SUBACCOUNT      INVESTMENT                                                        SHARES           NAV
-----------------------------------------------------------------------------------------------------------
ESI             AXP-Registered Trademark-
                 Variable Portfolio - Bond Fund                                   1,261,624          $10.37
EMS             AXP-Registered Trademark-
                 Variable Portfolio - Cash Management Fund                        5,548,172            1.00
EIA             AXP-Registered Trademark-
                 Variable Portfolio - Extra Income Fund                              69,979            6.99
EMG             AXP-Registered Trademark-
                 Variable Portfolio - Managed Fund                                  765,334           17.68
EGD             AXP-Registered Trademark-
                 Variable Portfolio - New Dimensions Fund-Registered Trademark-     297,237           19.21
ECA             AIM V.I. Capital Appreciation Fund                                  122,758           30.84
EIN             AIM V.I. International Equity Fund                                  224,569           20.12
EVA             AIM V.I. Value Fund                                                 603,807           27.31
EDS             Dreyfus VIF Disciplined Stock Portfolio                              35,481           24.19
ECO             Dreyfus VIF Small Company Stock Portfolio                             1,375           18.08
ESR             The Dreyfus Socially Responsible
                 Growth Fund, Inc. - Initial Share Class                             13,241           34.47
EGS             Oppenheimer Global Securities Fund/VA                                 7,618           30.33
EGC             Oppenheimer Main Street Growth and Income Fund/VA                    31,793           21.26
EST             Oppenheimer Strategic Bond Fund/VA                                   59,958            4.69
EPG             Putnam VT Growth and Income Fund - Class IB Shares                  322,959           25.76
EPI             Putnam VT International Growth and Income Fund - Class IB Shares     14,132           13.25
EPT             Putnam VT Vista Fund - Class IB Shares                               28,361           19.60
-----------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                             ANNUAL REPORT -- 11

American Enterprise Variable Annuity Account - American Express Platinum Variable Annuity-SM-
--------------------------------------------------------------------------------

8. INVESTMENT TRANSACTIONS
The subaccounts' purchases of Funds' shares, including reinvestment of dividend distributions, were as follows:

                                                                                    YEAR ENDED DEC. 31,
SUBACCOUNT      INVESTMENT                                                          2000          1999
-----------------------------------------------------------------------------------------------------------
ESI             AXP-Registered Trademark-
                 Variable Portfolio - Bond Fund                                  $  3,173,327 $  4,264,147
EMS             AXP-Registered Trademark-
                 Variable Portfolio - Cash Management Fund                         23,690,904    3,721,067
EIA(1)          AXP-Registered Trademark-
                 Variable Portfolio - Extra Income Fund                               605,365      359,305
EMG             AXP-Registered Trademark-
                 Variable Portfolio - Managed Fund                                  3,742,448    3,779,798
EGD             AXP-Registered Trademark-
                 Variable Portfolio - New Dimensions Fund-Registered Trademark-     3,563,534    1,646,330
ECA(1)          AIM V.I. Capital Appreciation Fund                                  5,020,196       71,340
EIN             AIM V.I. International Equity Fund                                  1,222,798    3,114,926
EVA             AIM V.I. Value Fund                                                10,719,033    5,993,303
EDS(1)          Dreyfus VIF Disciplined Stock Portfolio                               822,145      148,479
ECO(1)          Dreyfus VIF Small Company Stock Portfolio                              24,212        1,047
ESR(1)          The Dreyfus Socially Responsible
                 Growth Fund, Inc. - Initial Share Class                              377,563      149,459
EGS(1)          Oppenheimer Global Securities Fund/VA                                 249,795        1,047
EGC(1)          Oppenheimer Main Street Growth and Income Fund/VA                     730,172       36,363
EST(1)          Oppenheimer Strategic Bond Fund/VA                                    243,514       45,429
EPG             Putnam VT Growth and Income Fund - Class IB Shares                  3,569,720    5,266,904
EPI(1)          Putnam VT International Growth and Income Fund - Class IB Shares      184,569        6,951
EPT(1)          Putnam VT Vista Fund - Class IB Shares                                638,634        1,142
ECV(1,2)        Wright Catholic Values Equity Investment Portfolio                     65,727        1,050
EIB(1,2)        Wright International Blue Chip Portfolio                               23,831        1,047
EBC(1,2)        Wright Selected Blue Chip Portfolio                                    24,719        1,038
----------------------------------------------------------------------------------------------------------
                Combined Variable Account                                        $ 58,692,206 $ 28,610,172
----------------------------------------------------------------------------------------------------------

(1) Operations commenced on Aug. 26, 1999.
(2) Subaccounts ECV, EIB and EBC became inactive as of Dec. 5, 2000.


--------------------------------------------------------------------------------
12 AMERICAN EXPRESS PLATINUM VARIABLE ANNUITY

AMERICAN ENTERPRISE VARIABLE ANNUITY ACCOUNT - AMERICAN EXPRESS PLATINUM VARIABLE ANNUITY-SM-
--------------------------------------------------------------------------------
CONDENSED FINANCIAL INFORMATION
(UNAUDITED)

The following tables give per-unit information about the financial history of each subaccount.

YEAR ENDED DEC. 31,                                                                 2000     1999     1998     1997    1996     1995
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT ESI(1) (INVESTING IN SHARES OF AXP-REGISTERED TRADEMARK- VARIABLE PORTFOLIO - BOND FUND)
Accumulation unit value at beginning of period                                     $1.33    $1.33    $1.33    $1.24   $1.17    $1.00
Accumulation unit value at end of period                                           $1.38    $1.33    $1.33    $1.33   $1.24    $1.17
Number of accumulation units outstanding at end of period (000 omitted)            9,498    8,127    5,689    2,544   1,377      414
Ratio of operating expense to average net assets                                   1.40%    1.40%    1.40%    1.40%   1.50%    1.50%
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT EMS(1) (INVESTING IN SHARES OF AXP-REGISTERED TRADEMARK- VARIABLE PORTFOLIO - CASH MANAGEMENT FUND)
Accumulation unit value at beginning of period                                     $1.18    $1.15    $1.11    $1.07   $1.03    $1.00
Accumulation unit value at end of period                                           $1.24    $1.18    $1.15    $1.11   $1.07    $1.03
Number of accumulation units outstanding at end of period (000 omitted)            4,421      941      749      231     241      132
Ratio of operating expense to average net assets                                   1.40%    1.40%    1.40%    1.40%   1.50%    1.50%
Simple yield(2)                                                                    4.52%    4.45%    3.24%    3.71%   3.26%    3.53%
Compound yield(2)                                                                  4.62%    4.55%    3.29%    3.78%   3.32%    3.59%
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT EIA(3) (INVESTING IN SHARES OF AXP-REGISTERED TRADEMARK- VARIABLE PORTFOLIO - EXTRA INCOME FUND)
Accumulation unit value at beginning of period                                     $1.00    $1.00       --       --      --       --
Accumulation unit value at end of period                                           $0.90    $1.00       --       --      --       --
Number of accumulation units outstanding at end of period (000 omitted)              556        8       --       --      --       --
Ratio of operating expense to average net assets                                   1.40%    1.40%       --       --      --       --
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT EMG(1) (INVESTING IN SHARES OF AXP-REGISTERED TRADEMARK- VARIABLE PORTFOLIO - MANAGED FUND)
Accumulation unit value at beginning of period                                     $2.07    $1.83    $1.60    $1.36   $1.18    $1.00
Accumulation unit value at end of period                                           $1.99    $2.07    $1.83    $1.60   $1.36    $1.18
Number of accumulation units outstanding at end of period (000 omitted)            6,779    5,985    4,684    2,944   1,546      589
Ratio of operating expense to average net assets                                   1.40%    1.40%    1.40%    1.40%   1.50%    1.50%
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT EGD(4) (INVESTING IN SHARES OF AXP-REGISTERED TRADEMARK- VARIABLE PORTFOLIO - NEW DIMENSIONS FUND-REGISTERED
TRADEMARK-)
Accumulation unit value at beginning of period                                     $1.72    $1.32    $1.05    $1.00      --       --
Accumulation unit value at end of period                                           $1.54    $1.72    $1.32    $1.05      --       --
Number of accumulation units outstanding at end of period (000 omitted)            3,717    2,141    1,108       69      --       --
Ratio of operating expense to average net assets                                   1.40%    1.40%    1.40%    1.40%      --       --
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT ECA(3) (INVESTING IN SHARES OF AIM V.I. CAPITAL APPRECIATION FUND)
Accumulation unit value at beginning of period                                     $1.43    $1.00       --       --      --       --
Accumulation unit value at end of period                                           $1.26    $1.43       --       --      --       --
Number of accumulation units outstanding at end of period (000 omitted)            3,037       57       --       --      --       --
Ratio of operating expense to average net assets                                   1.40%    1.40%       --       --      --       --
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT EIN(5) (INVESTING IN SHARES OF AIM V.I. INTERNATIONAL EQUITY FUND)
Accumulation unit value at beginning of period                                     $1.77    $1.16    $1.02    $1.00      --       --
Accumulation unit value at end of period                                           $1.29    $1.77    $1.16    $1.02      --       --
Number of accumulation units outstanding at end of period (000 omitted)            3,510    3,074      866       57      --       --
Ratio of operating expense to average net assets                                   1.40%    1.40%    1.40%    1.40%      --       --
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT EVA(5) (INVESTING IN SHARES OF AIM V.I. VALUE FUND)
Accumulation unit value at beginning of period                                     $1.72    $1.34    $1.03    $1.00      --       --
Accumulation unit value at end of period                                           $1.45    $1.72    $1.34    $1.03      --       --
Number of accumulation units outstanding at end of period (000 omitted)           11,388    5,638    1,779       66      --       --
Ratio of operating expense to average net assets                                   1.40%    1.40%    1.40%    1.40%      --       --
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT EDS(3) (INVESTING IN SHARES OF DREYFUS VIF DISCIPLINED STOCK PORTFOLIO)
Accumulation unit value at beginning of period                                     $1.13    $1.00       --       --      --       --
Accumulation unit value at end of period                                           $1.02    $1.13       --       --      --       --
Number of accumulation units outstanding at end of period (000 omitted)              843      135       --       --      --       --
Ratio of operating expense to average net assets                                   1.40%    1.40%       --       --      --       --
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT ECO(3) (INVESTING IN SHARES OF DREYFUS VIF SMALL COMPANY STOCK PORTFOLIO)
Accumulation unit value at beginning of period                                     $1.14    $1.00       --       --      --       --
Accumulation unit value at end of period                                           $1.22    $1.14       --       --      --       --
Number of accumulation units outstanding at end of period (000 omitted)               20        1       --       --      --       --
Ratio of operating expense to average net assets                                   1.40%    1.40%       --       --      --       --
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                        ANNUAL REPORT -- 2000 13

AMERICAN ENTERPRISE VARIABLE ANNUITY ACCOUNT - AMERICAN EXPRESS PLATINUM VARIABLE ANNUITY-SM-
-------------------------------------------------------------------------------

YEAR ENDED DEC. 31,                                                                 2000     1999     1998     1997    1996     1995
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT ESR(3) (INVESTING IN SHARES OF THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC. - Initial Share ClassS)
Accumulation unit value at beginning of period                                     $1.23    $1.00       --       --      --       --
Accumulation unit value at end of period                                           $1.08    $1.23       --       --      --       --
Number of accumulation units outstanding at end of period (000 omitted)              423      123       --       --      --       --
Ratio of operating expense to average net assets                                   1.40%    1.40%       --       --      --       --
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT EGS(3) (INVESTING IN SHARES OF OPPENHEIMER GLOBAL SECURITIES FUND/VA)
Accumulation unit value at beginning of period                                     $1.44    $1.00       --       --      --       --
Accumulation unit value at end of period                                           $1.49    $1.44       --       --      --       --
Number of accumulation units outstanding at end of period (000 omitted)              155        1       --       --      --       --
Ratio of operating expense to average net assets                                   1.40%    1.40%       --       --      --       --
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT EGC(3) (INVESTING IN SHARES OF OPPENHEIMER MAIN STREET GROWTH & Income Fund/VA)
Accumulation unit value at beginning of period                                     $1.10    $1.00       --       --      --       --
Accumulation unit value at end of period                                           $0.99    $1.10       --       --      --       --
Number of accumulation units outstanding at end of period (000 omitted)              680       34       --       --      --       --
Ratio of operating expense to average net assets                                   1.40%    1.40%       --       --      --       --
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT EST(3) (INVESTING IN SHARES OF OPPENHEIMER STRATEGIC BOND FUND/VA)
Accumulation unit value at beginning of period                                     $1.04    $1.00       --       --      --       --
Accumulation unit value at end of period                                           $1.05    $1.04       --       --      --       --
Number of accumulation units outstanding at end of period (000 omitted)              268       44       --       --      --       --
Ratio of operating expense to average net assets                                   1.40%    1.40%       --       --      --       --
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT EPG(6) (INVESTING IN SHARES OF PUTNAM VT GROWTH AND INCOME FUND - CLASS IB SHARES)
Accumulation unit value at beginning of period                                     $1.18    $1.18    $1.00       --      --       --
Accumulation unit value at end of period                                           $1.26    $1.18    $1.18       --      --       --
Number of accumulation units outstanding at end of period (000 omitted)            6,616    4,302      239       --      --       --
Ratio of operating expense to average net assets                                   1.40%    1.40%    1.40%       --      --       --
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT EPI(3) (INVESTING IN SHARES OF PUTNAM VT INTERNATIONAL GROWTH AND INCOME FUND - CLASS IB SHARES)
Accumulation unit value at beginning of period                                     $1.08    $1.00       --       --      --       --
Accumulation unit value at end of period                                           $1.08    $1.08       --       --      --       --
Number of accumulation units outstanding at end of period (000 omitted)              174        7       --       --      --       --
Ratio of operating expense to average net assets                                   1.40%    1.40%       --       --      --       --
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT EPT(3) (INVESTING IN SHARES OF PUTNAM VT VISTA FUND - CLASS IB
SHARES)
Accumulation unit value at beginning of period                                     $1.48    $1.00       --       --      --       --
Accumulation unit value at end of period                                           $1.40    $1.48       --       --      --       --
Number of accumulation units outstanding at end of period (000 omitted)              403        1       --       --      --       --
Ratio of operating expense to average net assets                                   1.40%    1.40%       --       --      --       --
------------------------------------------------------------------------------------------------------------------------------------

(1) Operations commenced on Feb. 21, 1995.
(2) Net of annual contract administrative charge and mortality and expense risk fee.
(3) Operations commenced on Aug. 26, 1999.
(4) Operations commenced on Oct. 29, 1997.
(5) Operations commenced on Oct. 30, 1997.
(6) Operations commenced on Oct. 5, 1998.


--------------------------------------------------------------------------------
14 AMERICAN EXPRESS PLATINUM VARIABLE ANNUITY

American Enterprise Life Insurance Company
-------------------------------------------------------------------------------

REPORT OF INDEPENDENT AUDITORS
THE BOARD OF DIRECTORS
AMERICAN ENTERPRISE LIFE INSURANCE COMPANY

We have audited the accompanying balance sheets of American Enterprise Life Insurance Company (a wholly owned subsidiary of IDS Life Insurance Company) as of December 31, 2000 and 1999, and the related statements of income, stockholder's equity and cash flows for each of the three years in the period ended December 31, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of American Enterprise Life Insurance Company at December 31, 2000 and 1999, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2000, in conformity with accounting principles generally accepted in the United States.










/S/ Ernst & Young LLP
    Ernst & Young LLP
February 8, 2001
Minneapolis, Minnesota

American Enterprise Life Insurance Company
-------------------------------------------------------------------------------

Balance sheets
December 31, ($ thousands, except share amounts)         2000           1999

Assets

Investments:
     Fixed maturities:
         Held to maturity, at amortized cost
            (fair value: 2000, $927,031;
            1999, $984,103)                             $  934,091   $1,006,349
         Available for sale, at fair value
            (amortized cost: 2000, $2,163,906;
            1999, $2,411,799)                            2,068,487    2,304,487
                                                         ---------    ---------
                                                         3,002,578    3,310,836
     Mortgage loans on real estate                         724,009      785,253
     Other investments                                       9,407       11,470
                                                             -----       ------
            Total investments                            3,735,994    4,107,559
Cash and cash equivalents                                   34,852           --
Amounts due from brokers                                     1,316           --
Accounts receivable                                            867          316
Accrued investment income                                   54,941       56,676
Deferred policy acquisition costs                          198,622      180,288
Deferred income taxes                                       26,350       37,501
Other assets                                                 9,969            9
Separate account assets                                    589,310      220,994
                                                           -------      -------
            Total assets                                $4,652,221   $4,603,343
                                                        ==========   ==========

Liabilities and stockholder's equi1ty
Liabilities:
     Future policy benefits for:
         Fixed annuities                                $3,584,784   $3,921,513
         Universal life-type insurance                          10           --
     Policy claims and other policyholders' funds            9,295       12,097
     Amounts due to brokers                                 24,387       25,215
     Other liabilities                                       6,326       17,436
     Separate account liabilities                          589,310      220,994
                                                           -------      -------
            Total liabilities                            4,214,112    4,197,255
Commitments and contingencies
Stockholder's equity:
     Capital stock, $100 par value per share;
         100,000 shares authorized, 20,000 shares
         issued and outstanding                              2,000        2,000
     Additional paid-in capital                            282,872      282,872
     Accumulated other comprehensive loss:
         Net unrealized securities losses                  (62,097)     (69,753)
     Retained earnings                                     215,334      190,969
                                                           -------      -------
            Total stockholder's equity                     438,109      406,088
                                                           -------      -------
Total liabilities and stockholder's equity              $4,652,221   $4,603,343
                                                        ==========   ==========

See accompanying notes.

American Enterprise Life Insurance Company
-------------------------------------------------------------------------------

Statements of income

Years ended December 31, ($ thousands)                2000      1999      1998

Revenues:
Net investment income                              $299,759  $322,746  $340,219
Policyholder and contractholder charges               6,865     6,069     6,387
Mortality and expense risk fees                       5,383     2,269     1,275
Net realized gain (loss) on investments                 469     6,565    (4,788)
                                                        ---     -----    ------
     Total revenues                                 312,476   337,649   343,093
                                                    -------   -------   -------

Benefits and expenses:
Interest credited on investment contracts           191,040   208,583   228,533
Amortization of deferred policy acquisition costs    47,676    43,257    53,663
Other operating expenses                             35,308    35,147    24,476
                                                     ------    ------    ------
     Total benefits and expenses                    274,024   286,987   306,672
                                                    -------   -------   -------
Income before income taxes                           38,452    50,662    36,421
Income taxes                                         14,087    16,675    14,395
                                                     ------    ------    ------
Net income                                         $ 24,365  $ 33,987  $ 22,026
                                                   ========  ========  ========


See accompanying notes.

American Enterprise Life Insurance Company
-------------------------------------------------------------------------------


Statements of stockholder's equity

                                                                                                      Accumulated
                                                                                                        Other
                                                           Total                      Additional    Comprehensive
                                                       Stockholder's     Capital        Paid-In     (Loss) Income,     Retained
Three years ended December 31, ($ thousands)              Equity          Stock        Capital        Net of Tax       Earnings

Balance, January 1, 1998                                $ 469,344         $2,000       $282,872    $    49,516         $134,956
Comprehensive income:
     Net income                                            22,026             --             --             --           22,026
     Unrealized holding losses arising
         during the year, net of taxes of $3,400           (6,314)            --             --         (6,314)              --
     Reclassification adjustment for losses
         included in net income,
         net of tax of ($588)                               1,093             --             --          1,093               --
                                                            -----          -----          -----          -----            -----
Other comprehensive loss                                   (5,221)            --             --         (5,221)              --
                                                           ------          -----          -----         ------            -----
Comprehensive income:                                      16,805
                                                           ------

Balance, December 31, 1998                                486,149          2,000        282,872         44,295          156,982
Comprehensive loss:
     Net income                                            33,987             --             --             --           33,987
     Unrealized holding losses arising
         during the year, net of taxes of $59,231        (110,001)            --             --       (110,001)              --
     Reclassification adjustment for gains
         included in net income,
         net of tax of $2,179                              (4,047)            --             --         (4,047)              --
                                                           ------          -----          -----         ------            -----
Other comprehensive loss                                 (114,048)            --             --       (114,048)              --
                                                         --------          -----          -----       --------            -----
Comprehensive loss                                        (80,061)
                                                          -------

Balance, December 31, 1999                                406,088          2,000        282,872        (69,753)         190,969
Comprehensive income:
     Net income                                            24,365             --             --             --           24,365
     Unrealized holding gains arising
         during the year, net of taxes of $(4,812)          8,937             --             --          8,937               --
     Reclassification adjustment for gains
         included in net income,
         net of tax of $690                                (1,281)            --             --         (1,281)              --
                                                           ------          -----          -----         ------            -----
Other comprehensive income                                  7,656             --             --          7,656               --
                                                            -----          -----          -----          -----            -----
Comprehensive income                                       32,021
                                                           ------
Balance, December 31, 2000                              $ 438,109         $2,000       $282,872    $   (62,097)        $215,334
                                                        =========         ======       ========    ===========         ========

See accompanying notes.

American Enterprise Life Insurance Company
-------------------------------------------------------------------------------

Statements of cash flows

Years ended December 31, ($ thousands)                                                2000                1999                1998

Cash flows from operating activities:
Net income                                                                       $  24,365           $  33,987           $  22,026
Adjustments to reconcile net income
to net cash (used in) provided by operating activities:
     Change in accrued investment income                                             1,735               5,064              (2,152)
     Change in accounts receivable                                                    (551)               (102)                349
     Change in deferred policy acquisition costs, net                              (18,334)             16,191              28,022
     Change in other assets                                                         (9,960)                 34                  74
     Change in policy claims and other policyholders' funds                         (2,802)              4,708              (3,939)
     Deferred income tax provision (benefit)                                         7,029                 711              (9,591)
     Change in other liabilities                                                   (11,110)             (7,064)              7,595
     Amortization of premium, net                                                    2,682               2,315                 122
     Net realized (gain) loss on investments                                          (469)             (6,565)              4,788
     Other, net                                                                       (233)             (1,562)              2,544
                                                                                      ----              ------               -----
         Net cash (used in) provided by operating activities                        (7,648)             47,717              49,838

Cash flows from investing activities:
Fixed maturities held to maturity:
     Maturities                                                                     65,716              65,705              73,601
     Sales                                                                           5,128               8,466              31,117
Fixed maturities available for sale:
     Purchases                                                                    (101,665)           (593,888)           (298,885)
     Maturities                                                                    171,297             248,317             335,357
     Sales                                                                         176,296             469,126              48,492
Other investments:
     Purchases                                                                      (1,388)            (28,520)           (161,252)
     Sales                                                                          65,978              57,548              78,681
Change in amounts due from brokers                                                  (1,316)                 --                  --
Change in amounts due to brokers                                                      (828)            (29,132)             19,412
                                                                                      ----             -------              ------
         Net cash provided by investing activities                                 379,218             197,622             126,523

Cash flows from financing activities:
Activity related to universal life type insurance and investment contracts:
     Considerations received                                                       398,462             299,899             302,158
     Surrenders and other benefits                                                (926,220)           (753,821)           (707,052)
     Interest credited to account balances                                         191,040             208,583             228,533
                                                                                   -------             -------             -------
         Net cash used in financing activities                                    (336,718)           (245,339)           (176,361)
                                                                                  --------            --------            --------
Net increase in cash and cash equivalents                                           34,852                  --                  --
Cash and cash equivalents at beginning of year                                          --                  --                  --
                                                                                      ----                ----                ----
Cash and cash equivalents at end of year                                         $  34,852           $      --           $      --
                                                                                 =========           =========           =========
See accompanying notes.

American Enterprise Life Insurance Company
-------------------------------------------------------------------------------

Notes to Financial Statements

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Nature of business
American Enterprise Life Insurance Company (the Company) is a stock life insurance company that is domiciled in Indiana and is licensed to transact insurance business in 48 states. The Company's principal product is deferred annuities, which are issued primarily to individuals. It offers single premium and annual premium deferred annuities on both a fixed and variable dollar basis. Immediate annuities and variable universal life are offered as well. The Company distributes its products through financial institutions and unbranded independent financial advisors.

Basis of presentation
The Company is a  wholly-owned  subsidiary  of IDS Life  Insurance  Company (IDS
Life), which is a wholly owned subsidiary of American Express Financial Corporation (AEFC). AEFC is a wholly owned subsidiary of American Express Company. The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States which vary in certain respects from reporting practices prescribed or permitted by the Indiana Department of Insurance (see Note 4).

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investments
Fixed maturities that the Company has both the positive intent and the ability to hold to maturity are classified as held to maturity and carried at amortized cost. All other fixed maturities and marketable equity securities are classified as available for sale and carried at fair value. Unrealized gains and losses on securities classified as available for sale are reported as a separate component of accumulated other comprehensive (loss) income, net of deferred income taxes.

Realized investment gain or loss is determined on an identified cost basis.

Prepayments are anticipated on certain investments in mortgage-backed securities in determining the constant effective yield used to recognize interest income. Prepayment estimates are based on information received from brokers who deal in mortgage-backed securities.

When evidence indicates a decline, which is other than temporary, in the underlying value or earning power of individual investments, such investments are written down to the fair value by a charge to income.

Mortgage loans on real estate are carried at amortized cost less a reserve for mortgage loan losses. The estimated fair value of the mortgage loans is determined by a discounted cash flow analysis using mortgage interest rates currently offered for mortgages of similar maturities.

Impairment  of mortgage  loans is measured as the excess of the loan's  recorded investment over its present value of expected principal and interest payments discounted at the loan's effective interest rate, or the fair value of collateral. The amount of the impairment is recorded in a reserve for mortgage loan losses. The reserve for mortgage loan losses is maintained at a level that management believes is adequate to absorb estimated losses in the portfolio. The level of the reserve account is determined based on several factors, including historical experience, expected future principal and interest payments, estimated collateral values, and current and anticipated economic and political conditions. Management regularly evaluates the adequacy of the reserve for mortgage loan losses.

The Company generally stops accruing interest on mortgage loans for which interest payments are delinquent more than three months. Based on management's judgment as to the ultimate collectibility of principal, interest payments received are either recognized as income or applied to the recorded investment in the loan.

The cost of interest rate caps and floors is amortized to investment income over the life of the contracts and payments received as a result of these agreements are recorded as investment income when realized. The amortized cost of interest rate caps and floors is included in other investments. Amounts paid or received under interest rate swap agreements are recognized as an adjustment to investment income.

American Enterprise Life Insurance Company
-------------------------------------------------------------------------------

Statements of cash flows
The Company considers investments with a maturity at the date of their acquisition of three months or less to be cash equivalents. These securities are carried principally at amortized cost which approximates fair value.

Supplementary information to the statements of cash flows for the years ended December 31, is summarized as follows:

                                    2000        1999         1998
Cash paid during the year for:
Income taxes                     $14,861     $22,007      $19,035
Interest on borrowings             1,073       2,187        5,437

Recognition of profits on annuity contracts
Profits on fixed and variable deferred annuities are recognized by the Company over the lives of the contracts, using primarily the interest method. Profits on fixed annuities represent the excess of investment income earned from investment of contract considerations over interest credited to contract owners and other expenses. Profits on variable annuities represent the excess of contractholder charges over the costs of benefits provided and other expenses.

The retrospective deposit method is used in accounting for fixed and variable universal life-type insurance. Under this method, profits are recognized over the lives of the policies in proportion to the estimated gross profits expected to be realized.

Policyholder and contractholder charges include surrender charges and fees collected regarding the issue and administration of annuity contracts.

Deferred policy acquisition costs
The costs of acquiring new business, principally sales compensation, policy issue costs, and certain sales expenses, have been deferred on annuity contracts. These costs are amortized using primarily the interest method.

Amortization of deferred policy acquisition costs requires the use of assumptions including interest margins, mortality margins, persistency rates, maintenance expense levels and, for variable products, separate account performance. For variable universal life-type insurance and deferred annuities, actual experience is reflected in the Company's amortization models monthly. As actual experience differs from the current assumptions, management considers the need to change key assumptions underlying the amortization models prospectively. The impact of changing prospective assumptions is reflected in the period that such changes are made and is generally referred to as an unlocking adjustment. During 2000, unlocking adjustments resulted in a net increase in amortization of $1.5 million. Net unlocking adjustments in 1999 were not significant. During 1998, unlocking adjustments resulted in a net increase in amortization of $11 million.

Liabilities for future policy benefits
Liabilities for universal-life type insurance and fixed and variable deferred annuities are accumulation values.

Liabilities for fixed annuities in a benefit status are based on established industry mortality tables and interest rates ranging from 5% to 9.5%, depending on year of issue.

Federal income taxes
The Company's taxable income is included in the consolidated federal income tax return of American Express Company. The Company provides for income taxes on a separate return basis, except that, under an agreement between AEFC and American Express Company, tax benefit is recognized for losses to the extent they can be used on the consolidated tax return. It is the policy of AEFC and its subsidiaries that AEFC will reimburse subsidiaries for all tax benefits.

Included in other liabilities at December 31, 2000 and 1999 are $9,944 and $2,147, receivable from and payable to, respectively, IDS Life for federal income taxes.

Separate account business
The separate account assets and liabilities represent funds held for the exclusive benefit of the variable annuity contract owners. The Company receives mortality and expense risk fees from the variable annuity separate accounts.

The Company makes contractual mortality assurances to the variable annuity contract owners that the net assets of the separate accounts will not be affected by future variations in the actual life expectancy experience of the annuitants and beneficiaries from the mortality assumptions implicit in the annuity contracts. The Company makes periodic fund transfers to, or withdrawals from, the separate account assets for such actuarial adjustments for variable annuities that are in the benefit payment period. The Company also guarantees that the rates at which administrative fees are deducted from contract funds will not exceed contractual maximums.

American Enterprise Life Insurance Company
-------------------------------------------------------------------------------

Accounting changes
In June 1998, the Financial Accounting Standards Board (FASB) issued, and subsequently amended, Statement of Financial Accounting Standards (SFAS) No. 133, "Accounting for Derivative Instruments and Hedging Activities," which the company adopted on January 1, 2001. This Statement establishes accounting and reporting standards for derivative instruments, including some embedded in other contracts, and hedging activities. It requires that an entity recognize all derivatives as either assets or liabilities on the balance sheet and measure those instruments at fair value. Changes in the fair value of a derivative will be recorded in income or directly to equity, depending on the instrument's designated use.

A one-time opportunity to reclassify held-to-maturity investments to available-for-sale is allowed without tainting the remaining securities in the held-to-maturity portfolio. The Company has elected to take this opportunity to reclass its held-to-maturity investments to available-for-sale.

As of January 1, 2001, the cumulative impact of applying the Statement's accounting requirements will not have a significant impact on the Company's financial position or results of operations.

In September 2000, the FASB issued SFAS No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities," superceding SFAS No. 125. The Statement is effective for transfers and servicing of financial assets and extinguishments of liabilities occurring after March 31, 2001. The Statement is effective for recognition and reclassification of collateral and for disclosures relating to securitization transactions and collateral for fiscal years ending after December 15, 2000. The company does not expect SFAS No. 140 to have a material impact on the company's financial position or results of operations.

In July 2000, the FASB's Emerging Issues Task Force (EITF) issued a consensus on Issue 99-20, "Recognition of Interest Income and Impairment on Purchased Beneficial Interests in Securitized Financial Assets." The consensus must be adopted for fiscal quarters beginning after March 15, 2001, with earlier adoption permitted. Issue 99-20 prescribes new procedures for recording interest income and measuring impairment on retained and purchased beneficial interests. Application of the provisions of the consensus will not have a material impact on the Company's financial position or results of operations.

Reclassifications
Certain 1999 and 1998 amounts have been reclassified to conform to the 2000 presentation.

2. INVESTMENTS
Fair values of investments in fixed maturities represent quoted market prices and estimated values when quoted prices are not available. Estimated values are determined by established procedures involving, among other things, review of market indices, price levels of current offerings of comparable issues, price estimates and market data from independent brokers and financial files.

The amortized cost, gross unrealized gains and losses and fair value of investments in fixed maturities at December 31, 2000 are as follows:

                                                  Gross      Gross
                                    Amortized  unrealized  unrealized     Fair
Held to maturity                      cost        gains      losses       value
U.S. Government agency obligations   $  6,949    $    26    $     55  $    6,920
State and municipal obligations         2,101          1          --       2,102
Corporate bonds and obligations       773,630      9,876      17,470     766,036
Mortgage-backed securities            151,411        801         239     151,973
                                      -------        ---         ---     -------
                                     $934,091    $10,704    $ 17,764  $  927,031
                                     ========    =======    ========  ==========
Available for sale
U.S. Government agency obligations $    5,154    $   284    $     --  $    5,438
State and municipal obligations         2,250          5          --       2,255
Corporate bonds and obligations     1,319,781     19,103     123,865   1,215,019
Mortgage-backed securities            836,721     10,780       1,726     845,775
                                      -------     ------       -----     -------
                                   $2,163,906    $30,172    $125,591  $2,068,487
                                   ==========    =======    ========  ==========

American Enterprise Life Insurance Company
-------------------------------------------------------------------------------

The amortized cost, gross unrealized gains and losses and fair value of investments in fixed maturities at December 31, 1999 are as follows:

                                                   Gross       Gross
                                    Amortized   unrealized  unrealized    Fair
Held to maturity                      cost         gains      losses      value
U.S. Government agency obligations $    7,514     $   23    $   431   $    7,106
State and municipal obligations         3,002         44         --        3,046
Corporate bonds and obligations       816,826      5,966     23,311      799,482
Mortgage-backed securities            179,007        296      4,834      174,469
                                      -------        ---      -----      -------
                                   $1,006,349     $6,329    $28,576   $  984,103
                                   ==========     ======    =======   ==========
Available for sale
U.S. Government agency obligations $    2,047     $   --    $     47  $    1,999
State and municipal obligations         2,250         --         190       2,060
Corporate bonds and obligations     1,419,150      7,445      90,703   1,335,892
Mortgage-backed securities            988,352      1,929      25,746     964,536
                                      -------      -----      ------     -------
                                   $2,411,799     $9,374    $116,686  $2,304,487
                                   ==========     ======    ========  ==========

The amortized cost and fair value of investments in fixed maturities at December 31, 2000 by contractual maturity are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                     Amortized                    Fair
Held to maturity                       cost                       value
Due from one to five years            $405,375                  $402,691
Due from five to ten years             321,802                   317,320
Due in more than ten years              55,503                    55,047
Mortgage-backed securities             151,411                   151,973
                                       -------                   -------
                                      $934,091                  $927,031
                                      ========                  ========

                                    Amortized                     Fair
Available for sale                     cost                       value
Due from one to five years          $   61,851                $   67,514
Due from five to ten years             965,579                   878,853
Due in more than ten years             299,755                   276,345
Mortgage-backed securities             836,721                   845,775
                                       -------                   -------
                                    $2,163,906                $2,068,487
                                    ==========                ==========


During the years ended December 31, 2000, 1999 and 1998, fixed maturities classified as held to maturity were sold with amortized cost of $5,128, $8,466 and $31,117, respectively. Net gains and losses on these sales were not significant. The sales of these fixed maturities were due to significant deterioration in the issuers' creditworthiness.

In addition, fixed maturities available for sale were sold during 2000 with proceeds of $176,296 and gross realized gains and losses of $3,488 and $1,516 respectively. Fixed maturities available for sale were sold during 1999 with proceeds of $469,126 and gross realized gains and losses of $10,374 and $4,147, respectively. Fixed maturities available for sale were sold during 1998 with proceeds of $48,492 and gross realized gains and losses of $2,835 and $4,516, respectively.

At December 31, 2000, bonds carried at $3,259 were on deposit with various states as required by law.

At December 31, 2000, investments in fixed maturities comprised 80 percent of the Company's total invested assets. These securities are rated by Moody's and Standard & Poor's (S&P), except for securities carried at approximately $463 million which are rated by AEFC internal analysts using criteria similar to Moody's and S&P. A summary of investments in fixed maturities, at amortized cost, by rating on December 31 is as follows:

Rating                             2000       1999
Aaa/AAA                       $  998,333   $1,168,144
Aaa/AA                             1,000           --
Aa/AA                             34,535       42,859
Aa/A                              59,569       52,416
A/A                              367,643      422,668
A/BBB                            121,028      189,072
Baa/BBB                          989,301      995,152
Baa/BB                            67,156       64,137
Below investment grade           459,432      483,700
                                 -------      -------
                              $3,097,997   $3,418,148
                              ==========   ==========

American Enterprise Life Insurance Company
-------------------------------------------------------------------------------

At December 31, 2000, approximately 92 percent of the securities rated Aaa/AAA were GNMA, FNMA and FHLMC mortgage-backed securities. No holdings of any other issuer were greater than one percent of the Company's total investments in fixed maturities.

At December 31, 2000, approximately 19 percent of the Company's invested assets were mortgage loans on real estate. Summaries of mortgage loans by region of the United States and by type of real estate are as follows:

                              December 31, 2000             December 31, 1999
                          On balance    Commitments      On balance  Commitments
Region                       sheet      to purchase         sheet    to purchase
South Atlantic              $172,349       $--             $194,325      $   --
Middle Atlantic              106,376        --              118,699          --
East North Central           122,354        --              126,243          --
Mountain                     100,208        --              103,751          --
West North Central           110,669        --              125,891         513
New England                   39,877        --               43,345         802
Pacific                       38,559        --               41,396          --
West South Central            30,172        --               31,153          --
East South Central             6,749        --                7,100          --
                               -----     -----                -----       -----
                             727,313        --              791,903       1,315
Less allowance for losses      3,304        --                6,650          --
                               -----     -----                -----       -----
                            $724,009       $--             $785,253      $1,315
                            ========       ===             ========      ======

                              December 31, 2000            December 31, 1999
                          On balance   Commitments       On balance  Commitments
Property type                sheet     to purchase          sheet    to purchase
Department/retail stores    $214,927        $--            $232,449      $1,315
Apartments                   152,906         --             181,346          --
Office buildings             191,767         --             202,132          --
Industrial buildings          80,330         --              83,186          --
Hotels/Motels                 41,977         --              43,839          --
Medical buildings             29,173         --              32,284          --
Nursing/retirement homes       6,471         --               6,608          --
Mixed Use                      9,762         --              10,059          --
                               -----      -----              ------       -----
                             727,313         --             791,903       1,315
Less allowance for losses      3,304         --               6,650          --
                               -----      -----               -----       -----
                            $724,009        $--            $785,253      $1,315
                            ========        ===            ========      ======

Mortgage loan fundings are restricted by state insurance regulatory authorities to 80 percent or less of the market value of the real estate at the time of origination of the loan. The Company holds the mortgage document, which gives it the right to take possession of the property if the borrower fails to perform according to the terms of the agreement. Commitments to purchase mortgages are made in the ordinary course of business. The fair value of the mortgage commitments is $nil.

At December 31, 2000 and 1999, the Company's recorded investment in impaired loans was $9,014 and $5,200, respectively, with allowances of $500 and $1,250, respectively. During 2000 and 1999, the average recorded investment in impaired loans was $4,684 and $5,399, respectively.

The  Company  recognized  $221,  $136 and $251 of  interest  income  related  to
impaired  loans  for  the  years  ended  December  31,  2000,   1999  and  1998,
respectively.

American Enterprise Life Insurance Company
-------------------------------------------------------------------------------

The following table presents changes in the allowance for investment losses related to all loans:

                                              2000        1999         1998
Balance, January 1                            $6,650     $8,500       $3,718
(Reduction) provision for investment losses   (3,346)    (1,850)       4,782
                                              ------     ------        -----
Balance, December 31                          $3,304     $6,650       $8,500
                                              ======     ======       ======

At December 31, 2000 the Company had no commitments to purchase investments.

Net investment income for the years ended December 31 is summarized as follows:

                                  2000          1999             1998
Interest on fixed maturities    $237,201      $265,199         $285,260
Interest on mortgage loans        59,686        63,721           65,351
Interest on cash equivalents       1,136           534              137
Other                              5,693        (1,755)          (2,493)
                                   -----        ------           ------
                                 303,716       327,699          348,255
Less investment expenses           3,957         4,953            8,036
                                   -----         -----            -----
                                $299,759      $322,746         $340,219
                                ========      ========         ========

Net realized gain (loss) on investments for the years ended December 31 is summarized as follows:

                                  2000         1999           1998
Fixed maturities                $ (2,877)     $ 4,715        $    28
Mortgage loans                     3,346       (1,650)        (4,816)
                                   -----       ------         ------
                                $    469      $ 3,065        $(4,788)
                                ========      =======        =======

Changes in net unrealized appreciation (depreciation) of investments for the years ended December 31 are summarized as follows:

                                        2000          1999          1998
Fixed maturities available for sale    $11,894     $(175,458)     $(8,032)

3. INCOME TAXES
The Company qualifies as a life insurance company for federal income tax purposes. As such, the Company is subject to the Internal Revenue Code provisions applicable to life insurance companies.

The  income  tax  expense  for the years  ended  December  31,  consists  of the following:
                                2000        1999           1998
Federal income taxes:
Current                        $ 6,170      $15,531       $23,227
Deferred                         7,029          711        (9,591)
                                 -----          ---        ------
                                13,199       16,242        13,636
State income taxes-- current       888          433           759
                                   ---          ---           ---
Income tax expense             $14,087      $16,675       $14,395
                               =======      =======       =======

Increases  (decreases) to the federal income tax provision  applicable to pretax income  based on the  statutory  rate,  for the years  ended  December  31,  are attributable to:
                                                           2000                   1999                   1998
                                                   Provision   Rate       Provision    Rate      Provision   Rate
Federal income taxes based on the statutory rate     $13,458   35.0%      $17,731     35.0%       $13,972   35.0%
Increases (decreases) are attributable to :
     Tax-excluded interest                                (4)    --           (14)      --            (35)  (0.1)
     State tax, net of federal benefit                   578    1.5           281      0.5            493    1.2
Other, net                                                55    0.1        (1,323)    (2.6)           (35)    --
                                                          --    ---        ------     ----            ---    ---
Total income taxes                                   $14,087   36.6%      $16,675     32.9%       $14,395   36.1%
                                                     =======   ====       =======     ====        =======   ====

Significant   components  of  the  Company's  deferred  income  tax  assets  and liabilities as of December 31 are as follows:

Deferred income tax assets:                         2000            1999
Policy reserves                                    $40,242          $46,243
Unrealized losses on investments                    31,441           39,678
Other                                                6,208            1,070
                                                     -----            -----
     Total deferred income tax assets               77,891           86,991
                                                    ------           ------
Deferred income tax liabilities:
Deferred policy acquisition costs                   51,541           49,490
                                                    ------           ------
     Total deferred income tax liabilities          51,541           49,490
                                                    ------           ------
     Net deferred income tax assets                $26,350          $37,501
                                                   =======          =======

American Enterprise Life Insurance Company
-------------------------------------------------------------------------------

The Company is required to establish a valuation allowance for any portion of the deferred income tax assets that management believes will not be realized. In the opinion of management, it is more likely than not that the Company will realize the benefit of the deferred income tax assets and, therefore, no such valuation allowance has been established.

4. STOCKHOLDER'S EQUITY
Retained earnings available for distribution as dividends to IDS Life are limited to the Company's surplus as determined in accordance with accounting practices prescribed by state insurance regulatory authorities. Statutory unassigned surplus aggregated $31,152 and $58,223 as of December 31, 2000 and 1999, respectively. In addition, dividends in excess of $nil would require approval by the Insurance Department of the state of Indiana.

Statutory net (loss) income for the years ended December 31 and statutory capital and surplus as of December 31, are summarized as follows:

                                  2000          1999         1998
Statutory net (loss) income     $(11,928)    $ 15,241      $ 37,902
Statutory capital and surplus    315,930      343,094       330,588

The National Association of Insurance Commissioners (NAIC) revised the Accounting Practices and Procedures Manual in a process referred to as Codification. The revised manual will be effective January 1, 2001. The state of Indiana has adopted the provisions of the revised manual. The revised manual has changed, to some extent, prescribed statutory accounting practices and will result in changes to the accounting practices that the Company uses to prepare their statutory-basis financial statements. Management believes these changes will not adversely impact the Company's statutory-basis capital and surplus as of January 1, 2001.

5. RELATED PARTY TRANSACTIONS
The Company has purchased interest rate floors from IDS Life and entered into an interest rate swap with IDS Life to manage its exposure to interest rate risk. The interest rate floors had a carrying amount of $6,489 and $8,258 at December 31, 2000 and 1999, respectively. The interest rate swap is an off balance sheet transaction.

The Company has no employees. Charges by IDS Life for services and use of other joint facilities aggregated $45,191, $38,931 and $28,482 for the years ended December 31, 2000, 1999 and 1998, respectively. Certain of these costs are included in deferred policy acquisition costs.

6. LINES OF CREDIT
The Company has an available line of credit with AEFC aggregating $50,000. The rate for the line of credit is established by reference to various indices plus 20 to 45 basis points, depending on the term. There were no borrowings outstanding under this agreement at December 31, 2000 or 1999.

7. DERIVATIVE FINANCIAL INSTRUMENTS
The Company enters into transactions involving derivative financial instruments to manage its exposure to interest rate risk, including hedging specific transactions. The Company does not hold derivative instruments for trading purposes. The Company manages risks associated with these instruments as described below.

Market risk is the possibility that the value of the derivative financial instruments will change due to fluctuations in a factor from which the instrument derives its value, primarily an interest rate. The Company is not impacted by market risk related to derivatives held for non-trading purposes beyond that inherent in cash market transactions. Derivatives are largely used to manage risk and, therefore, the cash flow and income effects of the derivatives are inverse to the effects of the underlying transactions.

Credit risk is the possibility that the counterparty will not fulfill the terms of the contract. The Company monitors credit risk related to derivative financial instruments through established approval procedures, including setting concentration limits by counterparty, and requiring collateral, where appropriate. A vast majority of the Company's counterparties are rated A or better by Moody's and Standard & Poor's.

Credit risk related to interest rate caps and floors is measured by replacement cost of the contracts. The replacement cost represents the fair value of the instruments.

The notional or contract amount of a derivative financial instrument is generally used to calculate the cash flows that are received or paid over the life of the agreement. Notional amounts are not recorded on the balance sheet. Notional amounts far exceed the related credit exposure.

American Enterprise Life Insurance Company
-------------------------------------------------------------------------------

The Company's holdings of derivative financial instruments are as follows:

                             Notional    Carrying        Fair       Total credit
December 31, 2000             amount      amount         value        exposure
Assets:
     Interest rate caps     $  500,000     $2,037      $    414       $    414
     Interest rate floors    2,000,000      6,489        13,185         13,185
Off balance sheet:
     Interest rate swaps     2,000,000         --       (51,369)       (51,369)
                             ---------     ------       -------        -------
                                           $8,526      $(37,770)      $(37,770)
                                           ======      ========       ========

                             Notional    Carrying       Fair       Total credit
December 31, 1999             amount      amount        value        exposure
Assets:
     Interest rate caps     $  900,000   $  3,212       $ 4,437         $ 4,437
     Interest rate floors    2,000,000      8,258         2,251           2,251
Off balance sheet:
     Interest rate swaps     2,000,000         --        18,274          18,274
                             ---------      -----        ------          ------
                                          $11,470       $24,962         $24,962
                                          =======       =======         =======

The fair values of derivative financial instruments are based on market values, dealer quotes or pricing models. All interest rate caps, floors and swaps will expire on various dates from 2001 to 2006.

Interest rate caps, floors and swaps are used to manage the Company's exposure to interest rate risk. These instruments are used primarily to protect the margin between interest rates earned on investments and the interest rates credited to related annuity contract holders.


8. FAIR VALUES OF FINANCIAL INSTRUMENTS
The Company discloses fair value information for most on- and off-balance sheet financial instruments for which it is practicable to estimate that value. Fair value of life insurance obligations, receivables and all non-financial instruments, such as deferred acquisition costs are excluded. Off-balance sheet intangible assets are also excluded. Management believes the value of excluded assets and liabilities is significant. The fair value of the Company, therefore, cannot be estimated by aggregating the amounts presented.

                                               December 31, 2000          December 31, 1999
                                              Carrying      Fair         Carrying        Fair
Financial Assets                               amount       value          amount       value
Investments:
Fixed maturities (Note 2):
     Held to maturity                       $  934,091   $  927,031     $1,006,349   $  984,103
     Available for sale                      2,068,487    2,068,487      2,304,487    2,304,487
Mortgage loans on real estate (Note 2)         724,009      740,992        785,253      770,095
Derivative financial instruments (Note 7)        8,526      (37,770)        11,470       24,962
Separate account assets (Note 1)               589,310      589,310        220,994      220,994
Cash and cash equivalents                       34,852       34,852             --           --

Financial Liabilities
Future policy benefits for fixed annuities  $3,567,085   $3,480,270     $3,905,849   $3,778,945
Separate account liabilities                   589,310      567,989        220,994      209,942
                                               -------      -------        -------      -------

At December 31, 2000 and 1999, the carrying amount and fair value of future policy benefits for fixed annuities exclude life insurance-related contracts carried at $17,699 and $15,633, respectively. The fair value of these benefits is based on the status of the annuities at December 31, 2000 and 1999.

The fair values of deferred annuities and separate account liabilities are estimated as the carrying amount less applicable surrender charges. The fair value for annuities in non-life contingent payout status is estimated as the present value of projected benefit payments at rates appropriate for contracts issued in 2000 and 1999.

9. COMMITMENTS AND CONTINGENCIES
In January 2000, AEFC reached an agreement in principle to settle three class-action lawsuits related to the sales of insurance and annuity products, anticipated to provide for approximately $215 million of benefits. The Company had been named as a co-defendant in one of these lawsuits. In September 2000, the court gave preliminary approval to the proposed settlement and AEFC has mailed notices to all of the over two million class members. A fairness hearing is scheduled for March 2001, with final approval anticipated in the second quarter, pending any legal appeals. The anticipated costs of settlement remain unchanged from 1999. The portion of the settlement allocated to the Company did not have a material impact on the Company's financial position or results of operations. The agreement also provides for release by class members of all insurance and annuity market conduct claims dating back to 1985 and is subject to a number of contingencies, including final court approval.

AMERICAN ENTERPRISE            [AMERICAN EXPRESS LOGO]
LIFE INSURANCE COMPANY
829 AXP Financial Center
Minneapolis, MN 55474
(800) 333-3437

                                   43415 D (5/01)